Exhibit 10.80

MODIFICATION AND EXTENSION AGREEMENT

THIS MODIFICATION AND EXTENSION AGREEMENT (herein called “Agreement”) is made effective as of the 1st day of October, 2003, by and between EDDINS-WALCHER COMPANY, a Texas corporation (“EWC” or “Borrower”), CAP ROCK ENERGY CORPORATION, a Texas corporation, successor-in-interest to CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation (“Cap Rock”), and UNITED FUEL & ENERGY CORPORATION, a Texas corporation (“United”) (Cap Rock and United together, “Corporate Guarantors”), THOMAS E. KELLY, GLENDA KELLY and RICHARD C. SKILLERN (each referred to individually as an “Individual Guarantor” and together as “Individual Guarantors”) (the Individual Guarantors and the Corporate Guarantors are referred to herein collectively as the “Guarantors”) and WASHINGTON MUTUAL BANK, FA, a federal association (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender made a loan (the “Loan”) to New West Resources, Inc., predecessor-in-interest to NewCorp Resources Electric Cooperative, Inc., a Texas electric cooperative (“NewCorp”), as of July 12, 2000 in the original principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00);

WHEREAS, NewCorp, Cap Rock, Thomas E. Kelly, Richard C. Skillern and Lender entered into that certain Loan Agreement (as renewed, extended or modified, the “NewCorp Loan Agreement”) dated July 12, 2000, which Loan Agreement sets forth certain terms and conditions of the Loan;

WHEREAS, NewCorp executed and delivered to Lender that certain Commercial Variable Rate Revolving or Draw Note (as renewed, extended or modified, the “NewCorp Note”) dated July 12, 2000, payable to the order of Lender, in the amount of and evidencing the Loan;

WHEREAS, Cap Rock, Thomas E. Kelly and Richard C. Skillern each executed those respective Unconditional Guaranties (collectively, the “Guaranty”) dated July 12, 2000, in which each jointly and severally guaranteed NewCorp’s payment and performance under the Loan Documents (as defined in the NewCorp Loan Agreement);

WHEREAS, as security for the Loan, NewCorp executed that certain Security Agreement (as amended or otherwise modified prior to the date hereof, the “Security Agreement”) dated as of July 12, 2000 pursuant to which NewCorp granted to Lender a security interest in the collateral described therein, and NewCorp further granted to Lender a collateral assignment (the “Collateral Assignment”) of the real, personal and investment property described in the EW/FF Loan Agreement (as hereinafter defined) (collectively, the “Collateral”), including, without limitation, those certain Deeds of Trust (the “Deeds of Trust”) executed in connection with the EW/FF Loan Agreement, which Deeds of Trust are more particularly described in Exhibit A attached hereto and made a part hereof;

WHEREAS, concurrently with NewCorp’s execution and delivery of the Loan Documents to Lender, NewCorp made two loans (collectively, the “EW/FF Loan”) in the aggregate principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) to (i) EWC, evidenced by that certain Eddins-Walcher Company Term Note in the original principal amount of TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00), dated July 12, 2000 (the “EW Note”), and (ii) Frank’s Fuels, Inc. (“FFI”), evidenced by that certain Frank’s Fuels, Inc. Term Note in the original principal amount of

THREE MILLION AND NO/100 DOLLARS ($3,000,000), dated July 12, 2000 (the “FF Note”) (the FF Note and the EW Note are collectively referred to herein as the “EW/FF Notes”);

WHEREAS, as security for the EW/FF Loan, EWC and FFI granted certain liens, security interests and pledged to NewCorp the Collateral described in that certain Term Loan Agreement between NewCorp, EWC, FFI, United, Thomas E. Kelly, Richard Skillern, Billy D. Grimes and Jonny B. Grimes dated as of July 12, 2000 (the “EW/FF Loan Agreement”) (all documents related to, pertaining to, evidencing, governing or securing the EW/FF Loan are referred to herein as the “EW/FF Loan Documents”).

WHEREAS, United and each of Thomas E. Kelly, joined by Glenda Kelly; Richard Skillern; Billy D. Grimes, joined by Myra Grimes; and Johnny B. Grimes, joined by Melissa Grimes (collectively, the “EW/FF Guarantors”) executed those respective Guaranties of Debt (collectively, the “EW/FF Guaranty”) and Pledge Agreements (collectively, the “Pledge Agreements”) dated July 12, 2000, to secure EWC and FF’s payment and performance of the EW/FF Notes and the EW/FF Loan Documents.

WHEREAS, EWC is the successor by merger to FFI and is fully obligated to perform each of FFI’s obligations under the EW/FF Loan Documents, including without limitation, repayment in full of the FF Note;

WHEREAS, NewCorp has requested that Lender cancel all of NewCorp’s obligations under the NewCorp Note and release the security interests in the Collateral granted in the Collateral Assignment, and Lender has agreed to provide such cancellation and release upon (i) NewCorp’s absolute transfer and assignment to Lender of all of NewCorp’s right, title and interest in the EW/FF Loan Documents, including, without limitation, the EW/FF Loan Agreement, the EW Note, the FF Note, the EW/FF Guaranty, the Pledge Agreements, the Deeds of Trust and all of the other EW/FF Loan Documents, (ii) the execution and delivery by Guarantors of Guaranty Agreements in form and substance satisfactory to Lender, and (iii) certain modifications to the EW/FF Loan Documents.

WHEREAS, in order to satisfy one of Lender’s conditions described above, Lender and Borrower now propose to modify certain terms and provisions of the EW/FF Notes, EW/FF Loan Agreement and other EW/FF Loan Documents pursuant to the terms and conditions contained herein.

WHEREAS, the Guarantors have joined herein to evidence their respective ratification and consent to the provisions of this Agreement; and

NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Upon payment of the Principal Payment (hereinafter defined), Borrower, Guarantors and Lender hereby acknowledge that the unpaid principal balance of the EW/FF Notes is THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($3,500,000.00).

2.                                       The EW/FF Loan Agreement is hereby amended as follows:

(a)          The defined term “Contract Interest Rate” (as defined in Section 1.1 of the EW/FF Loan Agreement) shall mean a fixed rate of nine percent (9%) per annum.

(b)         The defined term “Corporate Guarantor” (as defined in Section 1.1 of the EW/FF Loan Agreement) shall mean collectively United Fuel & Energy Corporation and Cap Rock

Energy Corporation and any subsidiary of each not a “Borrower” hereunder, excluding, however, Three D Oil Co. of Kilgore, Inc..

(c)          The defined term “EWC Term Note Maturity Date” (as defined in Section 2.1(b) of the EW/FF Loan Agreement) shall mean September 30, 2004.

(d)         Section 2.1 (d) is deleted in its entirety and the following shall be substituted therefore:

On the earlier to occur of (i) May 1, 2004 or (ii) five business days after Borrower has delivered to The CIT Group/Business Credit, Inc. the 2003 annual audited financial statements of UFEC and Borrower, a principal payment in the amount of $144,000.00 shall be due and payable to Lender.

(e)          The following shall be added to the beginning of Section 2.1(e):

Interest on the EWC Term Note shall be due and payable monthly as it accrues on the first Business Day of each month, beginning November 1, 2003, and continuing regularly thereafter until and including the EWC Term Note Maturity Date.

(f)            The “FFI Term Note Maturity Date” (as defined in Section 2.2(b) of the EW/FF Loan Agreement) shall mean September 30, 2004.

(g)         Section 2.2 (d) is deleted in its entirety and the following shall be substituted therefore:

On the earlier to occur of (i) May 1, 2004 or (ii) five business days after Borrower has delivered to The CIT Group/Business Credit, Inc. the 2003 annual audited financial statements of UFEC and Borrower, a principal payment in the amount of $36,000.00 shall be due and payable to Lender.

(h)         The following shall be added to the beginning of Section 2.2(e):

Interest on the FFI Term Note shall be due and payable monthly as it accrues on the first Business Day of each month, beginning November 1, 2003, and continuing regularly thereafter until and including the FFI Term Note Maturity Date.

(i)             The reference to “Bank One” in Section 6.1.2 is deleted, and a reference to “CIT” is substituted in lieu thereof.

(j)             The reference to “Bank One” in Section 6.1.3(a) is deleted, and a reference to “CIT” is substituted in lieu thereof.

(k)          Section 6.1.3(b) is deleted in its entirety, and the following shall be substituted in lieu thereof:

Intentionally deleted.

(l)             The following shall be added to the end of Section 6.1.4:

In addition to obtaining the prior written consent of Lender, in the event Borrower or UFEC sells, assigns or otherwise disposes of any property of UFEC or Borrower directly related to the supply and sale by UFEC or Borrower of propane fuel to their residential and commercial propane fuel customers, UFEC or Borrower shall apply all of the proceeds of such disposition to prepayment of the outstanding balance of the Loans.

(m)       Section 8.1(ix) shall be modified to substitute “TWO HUNDRED FIFTY THOUSAND

AND NO/100” for “ONE HUNDRED THOUSAND AND NO/100.”

(n)         Section 9.4 is hereby deleted and replaced with the following:

This Loan Agreement, the Notes and each of the Loan Documents shall be deemed to be contracts under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of the State of Texas, except to the extent that federal law may apply.

Any suit, action or proceeding arising out of the Loan or with respect to the Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Harris, or in the United States courts located in the State of Texas, County of Harris as Lender, in its sole discretion, may elect and Borrower, Corporate Guarantors and Individual Guarantors hereby submit to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding.  The Borrower, Corporate Guarantors and Individual Guarantors hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document brought in the courts located in Harris County, Texas; and hereby further irrevocably waives any claim that such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

3.                                       The Loan Documents are hereby amended as follows:

(a)          The maturity date shall mean September 30, 2004; subject, however, to the right of acceleration as provided in the EW/FF Loan Agreement and as provided elsewhere in the EW/FF Loan Documents.

(b)         All payments made by Borrower under the EW/FF Loan Documents shall be made to Lender at its offices located at 3200 Southwest Freeway, Suite 1600, Houston, Texas 77027, Attn: Energy Lending Group.

4.                                       The effectiveness of this Agreement is expressly conditioned upon Lender’s receipt of (i) an absolute transfer and assignment of the EW/FF Notes, all liens and security interests securing the EW/FF Notes and all other EW/FF Loan Documents; (ii) execution and delivery by Guarantors of a Guaranty Agreement in form and substance satisfactory to Lender; (iii) an extension fee in the amount of THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00); (iv) a principal payment (“Principal Payment”) in the amount sufficient to reduce the outstanding principal balance of the EW/FF Loan to THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($3,500,000.00); (v) a fully executed Intercreditor and Subordination Agreement by and among The CIT Group/Business Credit, Inc. (“CIT”), Lender, Borrower, United and Three D Oil Co. of Kilgore, Inc. (“Intercreditor Agreement”); and (vi) this Agreement, fully executed by the appropriate parties and properly notarized.

5.                                       EWC expressly assumes, confirms and ratifies all of the obligations and indebtedness of FFI arising in connection with the EW/FF Loan (including, without limitation the FF Note), as evidenced by the EW/FF Loan Documents, as amended.  Cap Rock expressly assumes all of the obligations of a Corporate Guarantor described in the EW/FF Loan Agreement and the other EW/FF Loan Documents.

6.                                       Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower, Corporate Guarantors, Individual Guarantors or any third party to Lender, as evidenced by the EW/FF Loan Documents.  Borrower, Corporate Guarantors and Individual Guarantors hereby acknowledge, agree, and represent that (a) Borrower is indebted to Lender pursuant to the terms of the EW/FF Notes, as modified hereby; (b) the liens, security interests and assignments created and evidenced by the EW/FF Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the EW/FF Loan Documents; (c) the EW/FF Loan Documents are validly existing and are in full force and effect and the liens of the Deeds of Trust have been renewed and extended so as to secure the payment of the EW/FF Notes; (d) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the EW/FF Loan Documents and the obligations created or evidenced by the EW/FF Loan Documents; (e) neither Borrower, Corporate Guarantors nor Individual Guarantors have any claims, offsets, defenses or counterclaims arising from any of Lender’s acts or omissions with respect to the Collateral, the EW/FF Loan Documents or Lender’s performance under the EW/FF Loan Documents or with respect to the Collateral; (f) the representations and warranties contained in the EW/FF Loan Documents, including, without limitation, any representations and warranties regarding title or ownership of the Collateral (other than Collateral consisting of those certain Pledge Agreements executed by each of Billy D. Grimes, Myra Grimes, Johnny B. Grimes and Melissa Grimes in favor of NewCorp), are true and correct representations and warranties of Borrower, Guarantors and third parties, as of the date hereof; and (g) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower’s obligations under the terms and provisions of the EW/FF Loan Documents.  To the extent Borrower, Corporate Guarantors or Individual Guarantors now have any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the EW/FF Loan, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.  For purposes of this Paragraph, “Lender” shall include the Lender’s predecessors, successors, assigns, agents, present and former officers, directors, employees and representatives.

7.                                       Borrower, Corporate Guarantors and Individual Guarantors, upon request from Lender, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the EW/FF Loan, including specifically without limitation (a) one or more financing statements showing Borrower as debtor and (b) Notice and Agreement under Section 26.02 of the Texas and Business Commerce Code.

8.                                       Except as provided herein and in the Intercreditor Agreement, the terms and provisions of the EW/FF Note, the EW/FF Loan Agreement, and the other EW/FF Loan Documents shall remain unchanged and shall remain in full force and effect.  Any modification herein of the EW/FF Note, the EW/FF Loan Agreement, and the other EW/FF Loan Documents shall in no way affect the security of the Collateral, and the other EW/FF Loan Documents for the payment of the EW/FF Note.  The “Notes” described in the EW/FF Loan Agreement and other EW/FF Loan Documents as the “Notes” secured thereby shall hereafter mean the EW/FF Notes as modified by this Agreement.  The EW/FF Note, the EW/FF Loan Agreement, and the other EW/FF Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects.  All liens, security interests, mortgages and assignments granted or created by or existing under the EW/FF Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the EW/FF Notes except as modified under the terms of the Intercreditor Agreement.

9.                                       Upon execution and delivery hereof, each Corporate Guarantor and Individual Guarantor hereby (a) acknowledges and consents to the terms and provisions hereof, (b) ratifies, confirms, and agrees that each respective Guaranty is and shall remain in full force and effect as of the date hereof, except as modified by the terms of any new Guaranty Agreement(s) entered into as of the date hereof at the request of and in favor of Lender, (c) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by any Guaranty, (d) certifies that the representations and warranties contained in each respective Guaranty remain true and correct representations and warranties of each respective Corporate Guarantor and Individual Guarantor as of the date hereof, and (e) agrees to execute a new Guaranty Agreement in form satisfactory to Lender if so requested by Lender.  Any limitation of liability of any Individual Guarantor described in the EW/FF Loan Agreement (including without limitation Section 3.3(b) of the EW/FF Loan Agreement) is hereby terminated and no longer in effect.

10.                                 Lender acknowledges that NewCorp and its agents in the past may have accepted, without exercising the remedies to which NewCorp was entitled, payments and performance by Borrower that constituted defaults under the EW/FF Notes and the EW/FF Loan Documents.  In addition, Lender hereby waives any and every default by Borrower or Guarantors which exists as of the date of this Agreement known to Lender, provided, all conditions described in paragraph 4 are satisfied. Borrower, Corporate Guarantors and Individual Guarantors acknowledge that no such acceptance or grace granted by Lender or its agents in the past, or Lender’s agreement to the modifications evidenced hereby, has in any manner diminished Lender’s right in the future to insist that Borrower strictly comply with the terms of the EW/FF Note, the EW/FF Loan Agreement, and the other EW/FF Loan Documents, as modified by the terms hereof. Furthermore, Borrower, Corporate Guarantors and Individual Guarantors specifically acknowledge that any future grace or forgiveness of default by Lender shall not constitute a waiver or diminishment of any right of Lender with respect to any future default of Borrower, Corporate Guarantors or Individual Guarantors whether or not similar to any default with respect to which Lender has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the EW/FF Note, the EW/FF Loan Agreement and the other EW/FF Loan Documents.

11.                                 This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the subject matter hereof.  No modification of this Agreement, the EW/FF Note, the EW/FF Loan Agreement, or any other EW/FF Loan Document, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower.  Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

12.                                 Any notice or communication required or permitted hereunder or under the EW/FF Note, EW/FF Loan Agreement or any other EW/FF Loan Document shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) prepaid telegram, telex or telecopy, addressed as follows:

To Borrower/United:

With a copy to:

To Cap Rock:	500 West Wall, Suite 400
Midland, Texas 79701

With a copy to:	Ronnie Lyon
115 South Travis
Sherman, Texas 75090

To Individual Guarantors:	405 North Marienfeld
Midland, Texas 79701

To Lender:	3200 Southwest Freeway, Suite 1600
Houston, Texas 77027
Attn: Energy Lending Group / Mr. Gardner Cannon

With a copy to:	Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: David W. Jones, Esq.
Telecopy: (713) 654-1871

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt; provided that, service of a notice required by Texas Property Code 51.002 shall be considered complete when the requirements of that statute are met.

13.                                 Borrower, Corporate Guarantors and Individual Guarantors acknowledge that the execution of this Agreement by Lender is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the EW/FF Notes, the EW/FF Loan Agreement, or any other EW/FF Loan Document or (ii) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the EW/FF Notes, the EW/FF Loan Agreement, or any other EW/FF Loan Document, except to the extent expressly set forth herein.

14.                                 Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions related hereto, including without limitation, recording fees and fees and expenses of legal counsel to Lender.

15.                                 Borrower and Guarantors hereby release, remise, acquit and forever discharge Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, heretofore accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the EW/FF Notes, the EW/FF Loan Agreement or any other EW/FF Loan Document, or any of the transactions associated therewith, or the Collateral, including specifically but not limited to claims of usury.

16.                                 This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

17.                                 If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

18.                                 It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

19.                                 The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party.  The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

20.                                 This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

21.                                 The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

22.                                 The EW/FF Loan Documents have been executed under, and shall be construed and enforced in accordance with, the laws of the State of Texas, except as such laws are preempted by federal law.  The EW/FF Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws.  If any provision hereof or of any of the EW/FF Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law.  It is expressly stipulated and agreed to be the intent of Borrower and Lender to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the EW/FF Loan.  If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the EW/FF Notes or under any of the other EW/FF Loan Documents, or contracted for, charged, taken, reserved or received with respect to the EW/FF Loan, or if Lender’s exercise of the option to accelerate the maturity of the Loan, or if any prepayment of the EW/FF Loan results in the payment of any interest in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of the EW/FF Notes (or, if the EW/FF Notes and all of such other indebtedness due under the EW/FF Loan have been paid in full, refunded), and the provisions of the EW/FF Notes and the other EW/FF Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid, or agreed to be paid, for the use, forbearance, detention, taking, charging, receiving or reserving on the EW/FF Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such EW/FF Loan until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable thereto for so long as debt is outstanding under the EW/FF Loan.  To the extent federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on federal law instead of such article, as amended, for the purpose of determining the maximum rate of interest.  Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the maximum rate of interest under such article, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.  In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to the EW/FF Loan.  Notwithstanding anything to the contrary contained herein or in any of the EW/FF Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

23.                                 Borrower, Corporate Guarantors, Individual Guarantors and Lender hereby take notice of and agree to the following:

A.                                   PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.                                     PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.                                     THE NOTE, THE LOAN AGREEMENT, THE SECURITY AGREEMENT, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

24.                                 WAIVER OF JURY TRIAL.  THE PARTIES HERETO EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  EACH PARTY HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

25.                                 Subordination.  In accordance with the terms of the Intercreditor Agreement, Lender’s liens and security interests in the Collateral are subordinate to CIT’s liens and security interests in the Collateral.  The Intercreditor Agreement contains other agreements between Lender and CIT concerning each party’s rights and priorities as such rights and priorities relate to the Collateral.

[End of Page; Signatures to Follow on Next Page]

Executed by Borrower, Corporate Guarantors, Individual Guarantors and Lender on the dates of their respective acknowledgements, but to be effective as of the date first set forth above.

BORROWER:		INDIVIDUAL GUARANTORS:

EDDINS-WALCHER COMPANY,		By:	/s/ Richard C. Skillern
a Texas corporation		Richard C. Skillern

By:	/s/ Scott Heller
Name:	Scott Heller	By:	/s/ Thomas E. Kelly
Title:	President COO	Thomas E. Kelly

CORPORATE GUARANTORS:		By:	/s/ Glenda Kelly
Glenda Kelly
CAP ROCK ENERGY CORPORATION,
a Texas corporation

By:	/s/ David W. Pruitt
Name:	David W. Pruitt
Title:	President/CEO

UNITED FUEL & ENERGY CORPORATION,
a Texas corporation

By:	/s/ Scott Heller
Name:	Scott Heller
Title:	President COO

LENDER:

WASHINGTON MUTUAL BANK, FA,
a federal association

By:	/s/ Gardner W. Cannon
Name:	Gardner W. Cannon
Title:	First Vice President

When Recorded Return To:
THOMPSON & KNIGHT LLP
333 Clay, Suite 3300
Houston, Texas 77002
Attn: Tami Huntley

THE STATE OF TEXAS	§
§
COUNTY OF Midland	§

This instrument was acknowledged before me on October, 9, 2003 by Scott Heller, the President of EDDINS-WALCHER COMPANY, a Texas corporation, on behalf of said corporation.

/s/ China J. Hughes
Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF Midland	§

This instrument was acknowledged before me on October 9, 2003 by David W. Pruitt, the President of CAP ROCK ENERGY CORPORATION, a Texas corporation, on behalf of said corporation.

[SEAL]	/s/ Renee Diane Rister
Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF Midland	§

This instrument was acknowledged before me on October 9, 2003 by Scott Heller, the President of UNITED FUEL & ENERGY CORPORATION, a Texas corporation, on behalf of said corporation.

/s/ China J. Hughes
Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF Ector	§

This instrument was acknowledged before me on October 9, 2003 by RICHARD C. SKILLERN.

/s/ Beth Corrales
Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF Midland	§

This instrument was acknowledged before me on October 9, 2003 by THOMAS E. KELLY.

/s/ China J. Hughes
Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF Midland	§

This instrument was acknowledged before me on October 9, 2003 by GLENDA KELLY.

/s/ China J. Hughes
Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on October 10, 2003, by Gardner W. Cannon, First Vice President of WASHINGTON MUTUAL BANK, FA, a federal association.

/s/ Tamarra S. Huntley
Notary Public, State of Texas

Exhibit A

Schedule of Deed of Trust Recordings

1.               Eddins-Walcher Company Deed of Trust filed on July 14, 2000 under Clerk’s File No. 00-2237; recorded on July 17, 2000, in Volume 754, Page 804, Official Public Records, Andrews County, Texas.

2.               Frank’s Fuels, Inc. Deed of Trust filed on July 14, 2000 under Clerk’s File No. 00-2243; recorded on July 17, 2000, in Volume 754, Page 837, Official Public Records, Andrews County, Texas.

3.               Eddins-Walcher Company Deed of Trust filed on July 14, 2000 in Volume 417, Page 685, Official Public Records, Crane County, Texas.

4.               Frank’s Fuels, Inc. Deed of Trust filed on July 14, 2000 in Volume 417, Page 717, Official Public Records, Crane County, Texas.

5.               Frank’s Fuels, Inc. Deed of Trust filed on July 17, 2000 under Clerk’s File No. 132292, recorded on July 21, 2000 in Volume 584, Page 709, Official Public Records, Crockett County, Texas.

6.               Eddins-Walcher Company Deed of Trust filed on July 14, 2000 in Volume 1539, Page 369, Official Public Records, Ector County, Texas.

7.               Frank’s Fuels, Inc. Deed of Trust filed on July 14, 2000 in Volume 1539, Page 331, Official Public Records, Ector County, Texas.

8.               Eddins-Walcher Company Deed of Trust filed on July 14, 2000 in Volume 706, Page 140, Official Public Records, Gaines County, Texas.

9.               Eddins-Walcher Company Deed of Trust filed on July 17, 2000 under Clerk’s File No. 00-2968, recorded on July 18, 2000, in Volume 659, Page 123, Official Public Records, Hockley County, Texas.

10.         Eddins-Walcher Company Deed of Trust filed on July 26, 2000 under Clerk’s File No. 3924, recorded on July 27, 2000, in Volume 808, Page 422-445, Official Public Records, Howard County, Texas.

11.         Eddins-Walcher Company Deed of Trust filed on August 29, 2000 in Volume 334, Page 45, Official Public Records, Lynn County, Texas.

12.         Eddins-Walcher Company Deed of Trust filed on July 17, 2000 in Volume 6749, Page 1, Official Public Records, Lubbock County, Texas.

13.         Eddins-Walcher Company Deed of Trust filed on July 14, 2000 in Volume 1792, Page 239, Official Public Records, Midland County, Texas.

14.         Frank’s Fuels, Inc. Deed of Trust filed on July 14, 2000 in Volume 1792, Page 275, Official Public Records, Midland County, Texas.

15.         Eddins-Walcher Company Deed of Trust filed on July 27, 2000 in Volume 306, Page 51, Deed of Trust Records, Pecos County, Texas.

16.         Frank’s Fuels, Inc. Deed of Trust filed on September 20, 2000 under Clerk’s No. 67349, recorded on September 21, 2000 in Volume 307, Page 1, Deed of Trust Records, Pecos County, Texas.

17.         Eddins-Walcher Company Deed of Trust filed on July 18, 2000 in Volume 463, Page 308, Official Public Records, Scurry County, Texas.

18.         Eddins-Walcher Company Deed of Trust filed on July 14, 2000 in Volume 652, Page 395, Official Public Records, Terry County, Texas.

19.         Eddins-Walcher Company Deed of Trust filed on July 14, 2000 in Document No. 0125433, Volume 692, Page 801, Official Public Records, Upton County, Texas.

20.         Eddins-Walcher Company Deed of Trust filed on July 18, 2000 in Document No. 0182041, Volume 748, Page 403, Official Public Records, Val Verde County, Texas.

21.         Eddins-Walcher Company Deed of Trust filed on July 24, 2000 under Clerk’s File No. 1928, recorded on July 25, 2000, in Volume 696, Page 233, Official Public Records, Ward County, Texas.

22.         Frank’s Fuels, Inc. Deed of Trust filed on August 14, 2000 under Clerk’s File No. 2115, recorded on August 15, 2000, in Volume 697, Page 254, Official Public Records, Ward County, Texas.

23.         Frank’s Fuels, Inc. Deed of Trust filed on August 14, 2000 under Clerk’s File No. 2117, recorded on August 15, 2000, in Volume 697, Page 279, Official Public Records, Ward County, Texas.

24.         Eddins-Walcher Company Deed of Trust filed on July 14, 2000, in Volume 472, Page 749, Official Public Records, Winkler County, Texas.

25.         Eddins-Walcher Company Deed of Trust filed on July 14, 2000, in Volume 210, Page 832, Official Public Records, Yoakum County, Texas.

26.         Eddins-Walcher Company Deed of Trust filed on July 20, 2000, under File No. 61349, Book 1028, Page 23, Lea County Records, New Mexico.

UNCONDITIONAL GUARANTY

THIS UNCONDITIONAL GUARANTY (“Guaranty”) is made effective October 1, 2003, by CAP ROCK ENERGY CORPORATION, a Texas corporation (“Corporate Guarantor”) for the benefit of WASHINGTON MUTUAL BANK, FA, a federal association (“Bank”).

1.                                       Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

a.                                       The term “Bank” shall mean WASHINGTON MUTUAL BANK, FA, a federal association.

b.                                      The term “Borrower” shall mean EDDINS-WALCHER COMPANY, a Texas Corporation.

c.                                       The term “Corporate Guarantor” shall mean and refer to CAP ROCK ENERGY CORPORATION, a Texas corporation.

d.                                      The term “Guaranteed Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Borrower to Bank of any kind or character now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Bank, be or have been payable to or in favor of a third party and subsequently acquired by Bank (it being contemplated that Bank may make such acquisitions from third parties), arising from those certain promissory notes dated July 12, 2000 in the aggregate principal amount of $15,000,000.00 from Borrower and Frank’s Fuels, Inc. originally payable to the order of New West Resources, Inc., (the “Original Promissory Notes”) as assigned, modified and endorsed over to Bank, and including without limitation all indebtedness, obligations and liabilities of Borrower to Bank now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise with regard to the Original Promissory Notes, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above; (iii) all obligations of Borrower to Bank under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Bank in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

2.                                       Obligations. As an inducement to Bank to extend or continue to extend credit and other financial accommodations to Borrower, Corporate Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. The liability of Corporate Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering the obligations of Corporate Guarantor hereunder voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer, and not for a greater amount.

3.                                       Character of Obligations. This is an absolute, continuing and unconditional Guaranty of payment and not of collection, provided however that if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of the Corporate Guarantor with respect to any and all Guaranteed Indebtedness of Borrower to Bank shall terminate. All Guaranteed Indebtedness heretofore, concurrently herewith or hereafter made by Bank to Borrower shall be conclusively presumed to have been made or acquired in acceptance hereof. Corporate Guarantor shall be primarily liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

4.                                       Representations and Warranties. Corporate Guarantor hereby represents and warrants the following to Bank:

a.                                       This Guaranty may reasonably be expected to benefit, directly or indirectly, Corporate Guarantor;

b.                                      Corporate Guarantor is familiar with, and has independently reviewed the books and records regarding the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Corporate Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty;

c.                                       Corporate Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Corporate Guarantor is not relying on Bank to provide such information to Corporate Guarantor either now or in the future;

d.                                      Corporate Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Corporate Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Corporate Guarantor contemporaneously herewith does not and will not violate, (i) any agreement or instrument to which Corporate Guarantor is a party or (ii) any law, rule, ration or order of any governmental authority to which Corporate Guarantor is subject;

e.                                       Neither Bank nor any other party has made any representation, warranty or statement to Corporate Guarantor in order to induce Corporate Guarantor to execute this Guaranty;

f.                                         The financial statements and other financial information regarding Corporate Guarantor heretofore and hereafter delivered to Bank are and shall be true and correct in all material respects and fairly present the financial position of Corporate Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Corporate

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Guarantor reflected in the financial statements and other financial information regarding Corporate Guarantor heretofore delivered to Bank since the date of the last statement thereof; and

g.                                      As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Corporate Guarantor is and will be solvent, (ii) the fair saleable value of Corporate Guarantor’s assets exceeds and will continue to exceed Corporate Guarantor’s liabilities (both fixed and contingent), (iii) Corporate Guarantor is and will continue to be able to pay Corporate Guarantor’s debts as they mature, and (iv) Corporate Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

5.                                       Covenants. Corporate Guarantor hereby covenants and agrees with Bank as follows:

a.                                       Corporate Guarantor shall not, so long as Corporate Guarantor’s obligations under this Guaranty continue, transfer or pledge any material portion of Corporate Guarantor’s assets for less than full and adequate consideration;

b.                                      Corporate Guarantor shall promptly furnish to Bank at any time and from time to time such financial statements and other financial information of Corporate Guarantor as the Bank may require, in form and substance satisfactory to Bank;

c.                                       Corporate Guarantor shall comply with all terms and provisions of the instruments and agreements evidencing, governing and securing all or any part of the Guaranteed Indebtedness that apply to Corporate Guarantor; and

d.                                      Corporate Guarantor shall promptly inform Bank of (i) any litigation or governmental investigation against Corporate Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Corporate Guarantor or upon such security or might cause a default under any of the instruments or agreements evidencing, governing or securing all or any part of the Guaranteed Indebtedness, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Corporate Guarantor.

6.                                       Consent and Waiver.

a.                                       Corporate Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action of Bank, any other notice to, or making any demand on, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

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b.                                      Corporate Guarantor waives any rights Corporate Guarantor has under, or any requirements imposed by Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time, but solely as such rights apply to Bank. Corporate Guarantor waives no rights as may exist between Corporate Guarantor and Borrower and other guarantors.

c.                                       Bank may at any time, without the consent of or notice to Corporate Guarantor, without incurring responsibility to Corporate Guarantor and without impairing, releasing, reducing or affecting the obligations of Corporate Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness or this Guaranty; (iv) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Bank or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Bank not guaranteed under this Guaranty pursuant to paragraph 4 herein; and (vii) apply any sums paid to Bank by Corporate Guarantor, Borrower, or others to the Guaranteed Indebtedness in such order and manner as Bank, in its sole discretion, may determine.

d.                                      Notwithstanding any provision in this Guaranty to the contrary, Corporate Guarantor hereby waives and releases (i) any and all rights of subrogation, reimbursement, indemnification or contribution which Corporate Guarantor may have, before payment in full of the Guaranteed Indebtedness, against others liable on all or any part of the Guaranteed Indebtedness, (ii) any and all rights to be subrogated to the rights of Bank in any collateral or security for all or any part of the Guaranteed Indebtedness before payment in full of the Guaranteed Indebtedness, and (iii) any and all other rights and claims of such Corporate Guarantor against Borrower or any third party as a result of such Corporate Guarantor’s payment, before payment in full of the Guaranteed Indebtedness.

e.                                       Should Bank seek to enforce the obligations of Corporate Guarantor hereunder by action in any court or otherwise, Corporate Guarantor waives any requirement, substantive or procedural, that (i) Bank first enforce any rights or remedies against Borrower, or any other person or entity liable to Bank for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) Bank shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice

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to Bank’s right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

f.                                         In addition to any other waivers, agreements and covenants of Corporate Guarantor set forth herein, Corporate Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Bank, its directors, officers, employees, representatives or agents in connection with Bank’s administration of the Guaranteed Indebtedness, except for Bank’s willful misconduct and gross negligence.

7.                                       Obligations Not Impaired.

a.                                       Corporate Guarantor agrees that Corporate Guarantor’s obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the lack of corporate power of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Bank to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Bank to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness or this Guaranty; or (x) any other circumstances which might otherwise constitute a defense available to, or discharge of, Borrower, Corporate Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, other than payment of the Guaranteed Indebtedness.

b.                                      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Corporate Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

c.                                       None of the following shall affect Corporate Guarantor’s liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Corporate Guarantor hereby acknowledges that withdrawal from, or termination of, any

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ownership interest in Borrower now or hereafter owned or held by Corporate Guarantor shall not alter, affect or in any way limit the obligations of Corporate Guarantor hereunder.

8.                                       Actions against Corporate Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, or in the event of death or incompetency of Thomas E. Kelly, or the bankruptcy, dissolution or insolvency of Borrower, Corporate Guarantor, or any other guarantor, or upon an assignment by Borrower, Corporate Guarantor, or any guarantor for the benefit of creditors, then and in any such event Corporate Guarantor shall immediately, without notice or demand, promptly pay the amount due thereon to Bank, in lawful money of the United States, at Bank’s address. One or more successive or concurrent actions may be brought against Corporate Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Bank deems advisable. The exercise by Bank of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Bank shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

9.                                       Payment by Corporate Guarantor. Whenever Corporate Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Bank contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Bank receives such notice either by: (a) personal delivery to the address and designated department of Bank, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Bank. In the absence of such notice to Bank by Corporate Guarantor in compliance with the provisions hereof, any sum received by Bank on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

10.                                 Notice of Sale. In the event that Corporate Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Corporate Guarantor, five (5) days prior to the date any public sale, or after which any private sale, if any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

11.                                 Waiver of Bank. No delay on the part of Bank in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Bank, and then only in the specific instance and for the purpose given.

12.                                 Successors and Assigns. This Guaranty is for the benefit of Bank, its successors and assigns, including, without limitation, any assignee or participant. This Guaranty is binding upon Corporate Guarantor’s successors and assigns, including without limitation any person or entity

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obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Corporate Guarantor.

13.                                 Costs and Expenses. Corporate Guarantor shall pay on demand by Bank all costs and expenses (including without limitation all reasonable attorneys’ fees) incurred by Bank in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

14.                                 Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or enforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

15.                                 No Obligation. Nothing contained herein shall be construed as an obligation on the part of Bank to extend or continue to extend credit to Borrower.

16.                                 Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Corporate Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specific instance and for the purpose for which given.

17.                                 Cumulative Rights. All rights and remedies of Bank hereunder are cumulative of each other and of every other right or remedy which Bank may otherwise have, at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

18.                                 Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

19.                                 Venue. This Guaranty has been entered into in Harris County, Texas, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Guaranty and venue for any such disputes shall be Harris County, Texas.

20.                                 Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Corporate Guarantor and Bank by its acceptance hereof agree that Corporate Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Corporate Guarantor and Bank to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Corporate Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

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21.                                 Descriptive Headings. The captions in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

22.                                 Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

23.                                 Notice. For purposes of notice under this Guaranty, the addresses of the parties is as follows:

Cap Rock Energy Corporation

500 West Wall, Suite 400

Midland, Texas 79701

Washington Mutual Bank, FA

3200 Southwest Freeway, Suite 1700

Houston, Texas 77027

24.                                 Security.  The undersigned agrees that no security now or later held by the Bank for the payment of any Guaranteed Indebtedness or this Guaranty, whether from the Borrower, Corporate Guarantor or any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.  The undersigned acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Guaranteed Indebtedness or this Guaranty, and the undersigned is not relying upon any assets in which the Bank has or may have a lien or security interest for payment of the Guaranteed Indebtedness or this Guaranty.

25.                                 Entire Agreement. This Guaranty contains the entire agreement between Corporate Guarantor and Bank regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same, including that certain Unconditional Guaranty dated July 12, 2000 by Cap Rock Electric Cooperative, Inc., to which Cap Rock Energy Corporation, a Texas corporation, is successor-in-interest, in favor of Bank United Texas FSB.

EXECUTED to be effective as of October 1, 2003.

CAP ROCK ENERGY CORPORATION,
a Texas corporation

By:	/s/ David W. Pruitt
Name:	David W. Pruitt
Title:	President

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